UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) February 15, 2005

CVF TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

00-29266	87-0429335
(Commission File Number)	(IRS Employer Identification No.)

8604 Main Street, Suite 1, Williamsville, New York	14221
(Address of Principal Executive Offices)	(Zip Code)

(716) 565-4711
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

        Effective February 11, 2005, CVF Technologies Corporation ("CVF") engaged the accounting firm of Sherb & Co., LLP as its new independent public accountants. Effective February 11, 2005, CVF dismissed Radin, Glass & Co., LLP.

        The reports of Radin, Glass & Co., LLP on the consolidated financial statements of CVF for the fiscal year ended December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of Radin, Glass &Co., LLP on CVF's financial statements for the year ended December 31, 2003 contained a paragraph as to CVF's ability to continue as a going concern.

        The decision to change CVF's accounting firm was approved by the Audit Committee of the Board of Directors on February 11, 2005.

        In connection with the audit of CVF's financial statements for the year ended December 31, 2003 and in the subsequent interim periods from December 31, 2003 through and including November 12, 2004, there were no disagreements between CVF and its auditors, Radin, Glass & Co., LLP on any matter of accounting principals or practices, consolidated financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Radin, Glass & Co., LLP, would have caused Radin, Glass & Co., LLP to make reference to the matter in its reports.

        CVF has not consulted with Sherb & Co., LLP during the last fiscal year ended December 31, 2003 or during the subsequent interim periods from December 31, 2003 through and including November 12, 2004 on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on CVF's consolidated financial statements.

        CVF has provided Radin, Glass & Co., LLP with a copy of this disclosure and has requested Radin, Glass & Co., LLP to furnish CVF with a letter addressed to the Securities and Exchange Commission stating whether Radin, Glass & Co., LLP agrees with the statements made by CVF. CVF has annexed such letter hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

    (c)    Exhibits.

Exhibit No.	Description

16.1	Letter from Radin, Glass & Co., LLP to the SEC dated February 15, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2005	CVF Technologies Corporation

	By:	/s/ Jeffrey I. Dreben
Jeffrey I. Dreben
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

16.1	Letter from Radin, Glass & Co., LLP to the SEC dated February 15, 2005